UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-3198	Idaho Power Company	82-0130980

1221 W. Idaho Street

Boise, ID 83702-5627

(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 9, 2023, Idaho Power Company (“Idaho Power”) entered into a Terms Agreement (the “Terms Agreement”) with J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BofA Securities, Inc. and MUFG Securities Americas Inc., as purchasers, whereby Idaho Power agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $400,000,000 aggregate principal amount of Idaho Power’s 5.50% First Mortgage Bonds due 2053, Secured Medium-Term Notes, Series M (the “Bonds”). The Bonds are expected to be issued on March 14, 2023, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated June 30, 2022, between Idaho Power and each of BofA Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of Idaho Power, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Terms Agreement is filed as Exhibit 1.1 hereto. The Selling Agency Agreement was previously filed as Exhibit 1.1 to Idaho Power’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated March 9, 2023, between Idaho Power Company and each of J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BofA Securities, Inc. and MUFG Securities Americas Inc., as purchasers

1.2	Selling Agency Agreement, dated June 30, 2022, between Idaho Power Company and each of BofA Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to Idaho Power’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2022)

5.1	Opinion of Perkins Coie LLP, dated March 10, 2023, filed in connection with Registration Statement on Form S-3 (File No. 333-264984)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2023

IDAHO POWER COMPANY

By:	/s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and Chief Financial Officer